UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — June 13, 2024

TRANE TECHNOLOGIES PLC

(Exact name of registrant as specified in its charter)

Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive

Airside Business Park

Swords Co. Dublin

Ireland

(Address of principal executive offices, including zip code)

+(353)(0)18707400

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange
5.250% Senior Notes due 2033	TT33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 8.01 pertaining to the Notes are incorporated by reference herein.

Item 8.01	Other Events

On June 13, 2024, Trane Technologies Financing Limited (the “Issuer”), a wholly-owned subsidiary of Trane Technologies plc (“Trane Parent”), issued $500 million aggregate principal amount of 5.100% Senior Notes due 2034 (the “Notes”), pursuant to an Indenture, dated as of June 13, 2024 (the “Base Indenture”), as supplemented by the Supplemental Indenture, dated as of June 13, 2024 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), relating to the Notes, among the Issuer, Trane Parent, Trane Technologies Global Holding II Company Limited, Trane Technologies Americas Holding Corporation, Trane Technologies Lux International Holding Company S.à r.l., Trane Technologies Irish Holdings Unlimited Company, Trane Technologies Company LLC and Trane Technologies HoldCo Inc., as guarantors (the “Guarantors”) and Computershare Trust Company, N.A., as trustee. The Notes were sold pursuant to an Underwriting Agreement, dated as of June 4, 2024, by and among the Issuer, the Guarantors, and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Mizuho Securities USA LLC as representatives of the several underwriters.

The Issuer intends to use the net proceeds from the offering to repay at maturity the 3.550% Senior Notes due 2024 (the “Existing 2024 Notes”) issued by the Issuer, as successor issuer to Trane Technologies Luxembourg Finance S.A., including the payment of fees, expenses and accrued interest in connection therewith and any remaining proceeds for general corporate purposes.

The Notes and the related guarantees have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3ASR (File No. 333-279005) previously filed with the Securities and Exchange Commission under the Securities Act.

The Notes are senior unsecured obligations of the Issuer and rank equally with all of the Issuer’s existing and future senior unsecured indebtedness. The guarantees of the Notes are senior unsecured obligations of each Guarantor and rank equally with all of such Guarantor’s existing and future senior unsecured indebtedness.

The Issuer will pay interest on the Notes semi-annually on June 13 and December 13, beginning December 13, 2024, to holders of record on the preceding May 29 and November 28. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. The Notes will mature on June 13, 2034. The Issuer may redeem the Notes, in whole or in part, at any time prior to March 13, 2034 (three months prior to the maturity date of the Notes), at a redemption price equal to the greater of 100% of the principal amount of such notes to be redeemed and a “make-whole” redemption price. In addition, the Issuer may redeem the Notes, in whole or in part, at any time on or after March 13, 2034 (three months prior to the maturity date of the Notes), at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon up to, but not including, the redemption date. In the event of a change of control triggering event (as defined in the Indenture), the holders of the Notes may require the Issuer to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the date of purchase. If, as a result of certain tax law changes, the Issuer or any Guarantor (other than Trane Technologies Global Holding II Company Limited, Trane Technologies Americas Holding Corporation, Trane Technologies Company LLC and Trane Technologies HoldCo Inc.) would be obligated to pay additional amounts in respect of withholding taxes or certain other tax indemnification payments with respect to any series of the Notes, and such obligation cannot be avoided by taking reasonable measures available to the Issuer or such Guarantor, the Issuer or such Guarantor may redeem the Notes in whole, but not in part, at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest, and all additional amounts, if any, then due or becoming due on the redemption date. The Notes are subject to certain customary covenants, including limitations on Trane Parent’s and its restricted subsidiaries’ ability to incur indebtedness secured by certain liens and to engage in certain sale and leaseback transactions, and on each of the Issuer’s and the Guarantors’ ability to consolidate or merge with or into, or sell substantially all of its assets to, another person. These covenants are subject to important limitations and exceptions.

Copies of the Base Indenture, the Supplemental Indenture and the form of global note representing the Notes are included with this current report on Form 8-K as Exhibits 4.1, 4.2, and 4.3, respectively, and are incorporated by reference as though fully set forth herein. The foregoing descriptions of the Base Indenture, the Supplemental Indenture and form of global note are summaries only and are qualified in their entirety by the complete text of each of such documents.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 4, 2024, by and among Trane Technologies Financing Limited, as issuer, Trane Technologies plc, Trane Technologies Global Holding II Company Limited, Trane Technologies Americas Holding Corporation, Trane Technologies Lux International Holding Company S.à r.l., Trane Technologies Irish Holdings Unlimited Company, Trane Technologies Company LLC and Trane Technologies HoldCo Inc., as guarantors, and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Mizuho Securities USA LLC, as representatives of the several underwriters.

4.1	Indenture, dated as of June 13, 2024, by and among Trane Technologies Financing Limited, as issuer, Trane Technologies plc, Trane Technologies Global Holding II Company Limited, Trane Technologies Americas Holding Corporation, Trane Technologies Lux International Holding Company S.à r.l., Trane Technologies Irish Holdings Unlimited Company, Trane Technologies Company LLC and Trane Technologies HoldCo Inc., as guarantors, and Computershare Trust Company, N.A., as Trustee, relating to the 5.100% Senior Notes due 2034.

4.2	Supplemental Indenture, dated as of June 13, 2024, by and among Trane Technologies Financing Limited, as issuer, Trane Technologies plc, Trane Technologies Global Holding II Company Limited, Trane Technologies Americas Holding Corporation, Trane Technologies Lux International Holding Company S.à r.l., Trane Technologies Irish Holdings Unlimited Company, Trane Technologies Company LLC and Trane Technologies HoldCo Inc., as guarantors, and Computershare Trust Company, N.A., as Trustee, relating to the 5.100% Senior Notes due 2034.

4.3	Form of Global Note representing the 5.100% Senior Notes due 2034 (included in Exhibit 4.2).

5.1	Opinion of King & Spalding LLP.

5.2	Opinion of Arthur Cox LLP.

5.3	Opinion of Loyens & Loeff Luxembourg SARL.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC (Registrant)

Date: June 13, 2024	/s/ Evan M. Turtz
Evan M. Turtz, Senior Vice President, General Counsel and Secretary

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